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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       NOVEMBER 21, 2001 (NOVEMBER 12, 2001)

                        ---------------------------------

                                DOUBLECLICK INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

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
                 000-23709                                     13-3870996
         (COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER IDENTIFICATION NO.)

           450 WEST 33RD STREET                                  10001
            NEW YORK, NEW YORK                                 (ZIP CODE)
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
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                                 (212) 683-0001
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

         DoubleClick Inc. ("DoubleClick") issued press releases on November 13, 2001 announcing that it had entered into an agreement (the "Purchase Agreement"), dated as of November 12, 2001, by and among DoubleClick, several of DoubleClick's European affiliates, Channon Management Limited ("Channon"), a company incorporated under the laws of the British Virgin Islands, AdLINK Internet Media AG ("AdLINK"), a stock corporation incorporated under the laws of the Federal Republic of Germany, several of AdLINK's European subsidiaries, and United Internet AG ("United Internet"), a stock corporation incorporated under the laws of the Federal Republic of Germany with respect to DoubleClick's European media business. Pursuant to the Purchase Agreement, DoubleClick and its European affiliates agreed to sell
DoubleClick's European media business to AdLINK for a value of 30.5 million Euros in cash in addition to assuming certain liabilities (the "Disposition"). For information regarding the terms and conditions of the Disposition, reference is made to the Purchase Agreement, filed as Exhibit 2.1 hereto, and the press releases, dated November 13, 2001, which are filed as Exhibits 99.1 and 99.2 hereto.

         In addition, DoubleClick has also entered into an Option Agreement (the "Option Agreement"), dated as of November 12, 2001, by and among DoubleClick, Channon and United Internet, in which United Internet will have the option to sell 15% of AdLINK's stated share capital to DoubleClick in exchange for 35.5 million Euros. When this option is exercised, DoubleClick will then have an option, exercisable under certain conditions, to acquire an additional 21% of AdLINK stock from United Internet at no additional consideration. For information regarding the terms and conditions of the Option Agreement, reference is made to the Option Agreement, filed as
Exhibit 2.2 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER

2.1 Business Purchase Agreement, dated as of November 12, 2001, by and among DoubleClick Inc., several of its European subsidiaries, Channon Management Limited, AdLINK Internet Media AG, several of its European subsidiaries, and United Internet AG.

2.2 Option Agreement, dated as of November 12, 2001, by and among DoubleClick Inc., Channon Management Limited, and United Internet AG.

99.1 Press Release of DoubleClick Inc., which was released in Europe on November 13, 2001.

99.2 Press Release of DoubleClick Inc., which was released in the U.S. on November 13, 2001.






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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DOUBLECLICK INC.
                                            -----------------------------------
                                            (Registrant)


                                            By: /s/ Elizabeth Wang
                                            -----------------------------------
                                            Name:  Elizabeth Wang
                                            Title: Vice President and Secretary

Dated: November 21, 2001








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
EXHIBIT                         EXHIBIT INDEX
2.1       Business Purchase Agreement, dated as of November 12, 2001, by and among DoubleClick Inc., several of its European subsidiaries, Channon
          Management Limited, AdLINK Internet Media AG, several of its European subsidiaries and United Internet AG.

2.2       Option Agreement, dated as of November 12, 2001, by and among DoubleClick
          Inc., Channon Management Limited, and United Internet AG.

99.1      Press Release of DoubleClick Inc., which was released in Europe on November 13, 2001.

99.2      Press Release of DoubleClick Inc., which was released in the U.S. on November 13, 2001.

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                           STATEMENT OF DIFFERENCES

The Greek letter beta shall be expressed as.................................[B]